Equity Capital Structure	6 Months Ended
Jun. 30, 2023
Equity Capital Structure [Abstract]
Equity Capital Structure
10.	Equity Capital Structure:

Under the Company’s Articles of Incorporation, as amended, the Company’s authorized capital stock consists of 2,000,000,000 shares, par value $0.001 per share, of which 1,950,000,000 shares are designated as common shares and 50,000,000 shares are designated as preferred shares. During the six months ended June 30, 2023, there was no movement in the Company’s outstanding warrants. For a further description of the terms and rights of the Company’s capital stock and details of its equity transactions prior to January 1, 2023, please refer to Note 8 of the consolidated financial statements for the year ended December 31, 2022, included in the Company’s 2022 Annual Report.

On April 20, 2023, the Company received written notification from the Nasdaq Stock Market that it was not in compliance with the minimum $1.00 per share bid price requirement for continued listing on the Nasdaq Capital Market and was initially provided with 180 calendar days, or until October 17, 2023, to regain compliance with the subject requirement. The Company intends to monitor the closing bid price of its common stock during the compliance period and is considering its options to regain compliance with the Nasdaq Capital Market minimum bid price requirement. The Company can cure this deficiency if the closing bid price of its common stock is $1.00 per share or higher for at least ten consecutive business days during the cure period. In the event the Company does not regain compliance within the cure period and meets all other listing standards and requirements, the Company may be eligible for an additional 180-day cure period.

The Company intends to cure the deficiency within the prescribed cure period. During this time, the Company’s common stock will continue to be listed and trade on the Nasdaq Capital Market. The Company’s business operations are not affected by the receipt of the notification.

At-the-market (“ATM”) common stock offering program

On May 23, 2023, the Company, entered into an equity distribution agreement for an at-the-market offering, with Maxim Group LLC (“Maxim”), under which the Company may sell an aggregate offering price of up to $30.0 million of its common stock with Maxim acting as a sales agent over a minimum period of 12 months (the “ATM Program”). No warrants, derivatives, or other share classes were associated with this transaction. As of June 30, 2023, the Company had received gross proceeds of $0.8 million under the ATM Program by issuing 1,879,888 common shares. The net proceeds under the ATM Program, after deducting sales commissions and other transaction fees and expenses (advisory and legal fees), amounted to $0.7 million. As of June 30, 2023, there was an outstanding receivable of $38,475 from shareholders relating to the issuance of shares under the ATM Program, which is presented as a deduction from stockholders’ equity. The receivable was fully repaid in cash on July 3, 2023.